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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  DECEMBER 21, 2004

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

                Delaware                000-50677             23-2269490
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     (State or other jurisdiction      (Commission        (I.R.S. Employer
           of incorporation)           File Number)      Identification No.)

     3401 Masons Mill Rd., Suite 100, Huntingdon Valley,
                        Pennsylvania                             19006
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           (Address of principal executive offices)           (Zip Code)

Registrant's telephone, including area code:  (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

        Potential persons who are to respond to the               SEC 873 (6-03)
        collection of information contained in this form are not required to respond unless the form displays a current valid OMB control number.

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ITEM 8.01  OTHER EVENTS

        On December 21, 2004, Immunicon Corporation ("Immunicon") issued a press release announcing a second extension of its Research and Development Agreement with Pfizer Inc. under which the Company is collaborating with Pfizer to develop new reagents designed to detect certain undisclosed antigens on circulating tumor cells (CTCs). The agreement, originally entered into in February 2003, and amended in April 2004, has now been amended to extend the term to February 2006. Immunicon believes this project may help Pfizer to determine the efficacy of certain of their therapeutic products significantly earlier than is possible with other methods. Under the extended agreement, Immunicon will receive payments in support of its work with Pfizer. Pfizer has the right to terminate with or without reason upon written notice to Immunicon, in which case Pfizer's only obligation will be to pay for services performed up to the termination date plus payment for any non-cancelable obligations.

        A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  EXHIBITS

       (c) Exhibits.

                  99.1 - Press release dated December 21, 2004.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              IMMUNICON CORPORATION

Date:  December 21, 2004                      By:    /s/ JAMES G. MURPHY
                                                     ---------------------------
                                              Name:  James G. Murphy
                                              Title: Senior Vice President,
                                                     Finance and Administration
                                                     and Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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99.1              Press release dated December 21, 2004.